EXHIBIT 23.2



CORPDAL:55357.1 14047-00001


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                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
El Chico Restaurants, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                /s/ KPMG Peat Marwick LLP
                                                -------------------------
                                                KPMG Peat Marwick LLP

Dallas, Texas
November 20, 1996

CORPDAL:55357.1 14047-00001